UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 15, 2005
                                                         -----------------


                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)



                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)



      001-16503                                 98-0352587
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(Commission File Number)             (IRS Employer Identification No.)



                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)



                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8. 01        Other Events

         On February 15, 2005 Willis Group Holdings Limited issued a press release announcing that AmWINS will acquire Stewart Smith Group, Willis' U.S. wholesale unit. Terms of the transaction were not disclosed. The press release is attached as Exhibit 99.1 hereto.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release of WGHL dated February 15, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WILLIS GROUP HOLDINGS LIMITED


Date: February 15, 2005                  By:  /s/ Mary E. Caiazzo
                                         ----------------------------------
                                         Name:    Mary E. Caiazzo
                                         Title:   Assistant General Counsel



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                                  EXHIBIT INDEX


Exhibit No.             Description
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   99.1                 Press Release of WGHL dated February 15, 2005